UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   SEPTEMBER 24, 2010

Blue Gem Enterprise, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	333-153441	20-8043372
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

12805 N. W. 42 Ave.
Opa-locka, Florida, 33054
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Telephone: (305) 688-8334
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Blue Gem Enterprise, Inc., formerly Blue Gem Enterprise. (the “Company” or “Blue Gem”) has determined that certain of the disclosures in its previously filed press releases from approximately December 2009 to July 2010 (the “Prior Releases”), may have had disclosures that could be confusing to readers, particularly with respect to the true party in interest announced in those Prior Releases.  While that issue has now been rendered moot as a result of the consummation of a Share Exchange Agreement on September 14, 2010, at which time Title Beverage Distribution, Inc. (“Title Beverage”) became a wholly-owned subsidiary of the Company (as previously reported in the Company’s Form 8-K filing made with the Commission on September 20, 2010), the Company wants to correct any misconceptions contained in the Prior Releases.

All of the Prior Releases referenced Blue Gem as having entered into agreements with various third parties or as pursuing certain business opportunities.  Relying on the strength of a binding letter of intent between the Company and Title Beverage, the Company attributed the participation in the third party agreements and the pursuit of the various business ventures to Blue Gem rather than to Title Beverage.  However, until the date that the Share Exchange was consummated, it was Title Beverage and not Blue Gem that was entering into the transactions and other activities described in the Prior Releases (as set forth in greater detail below).

Accordingly, the Company desires to update and correct the following press releases by clarifying that each reference to “Blue Gem Enterprise” in such Prior Releases should have instead referenced “Title Beverage Distribution, Inc.”:

•	the Company’s July 7, 2010 press release entitled “Blue Gem Enterprise Announces Distribution Partnership with American Fruit and Produce to Take Title Sports Drink to 33 Caribbean Islands;”

•	the Company’s May 24, 2010 press release entitled “Blue Gem Enterprise Lands Deal to Distribute American Dairy Fresh, American Grove Fresh and American Farm Fresh Product Lines;”

•
the Company’s May 20, 2010 press release entitled “Blue Gem Enterprise Prepares For Expansion with Strategic Move into New Refrigerated Distribution & Operations Facility” and the Company’s April 16, 2010 press release entitled “Blue Gem Enterprise Expands Distribution Portfolio With Addition of Refrigerated Division;”

•	the Company’s May 1, 2010 press release entitled “Blue Gem Enterprise Lands Two Top Brands Into Florida Albertsons Stores”;

•	the Company’s April 14, 2010 press release entitled “Title Sports Drink Produces All Star TV Commercial to Air During NFL Draft and NBA Playoffs”;

•	the Company’s March 24, 2010 press release entitled “Title Sports Drink To Be Distributed Throughout All Florida Walgreens Divisions”;

•	the Company’s February 17, 2010 press release entitled “Electric Beverage 'Title Sports Drink' Hits Orlando Airwaves and Stores”;

•	the Company’s February 2, 2010 press release entitled “Title Sports Drink Kicks off Media Blitz Today: Posts Schedule of Events”;

•	the Company’s February 1, 2010 press release entitled “Title(R) Sports Drink is off to a Great Start for Massive 'Big Week' Schedule with Celebrity Packed Events”;

•	the Company’s January 29, 2010 press release entitled “Title Sports Drink Debuts at 'Beast of the East' Event in Orlando, Kicks off New Distribution Plans”;

•	the Company’s January 19, 2010 press release entitled “Hall Of Famer Lawrence Taylor Joins EBC's Executive Management Team To Help Build Title Sports Drink”;

•	the Company’s December 15, 2010 press release entitled “Blue Gem's Title Sports Drink on Shelves of Walgreens, Sales Brisk;”

•	the Company’s February 1, 2010 press release entitled “Blue Gem Expands Distribution of Title(R) Sports Drink, Allied Brands Into Central Florida Walgreens Today;”

•
the Company’s January 15, 2010 press release entitled “Blue Gem: Title Sports Drink Turning up The Heat as NBA Stars Join Endorsement Team”, which press release also incorrectly referenced that Title Beverage Distribution, Inc. is a subsidiary of Electric Beverage Company, Inc., which it is not;

•
the Company’s December 18, 2009 press release entitled “Apple Rush Co., Inc. Appoints Blue Gem Enterprise as its Southern Florida Distributor” and the Company’s December 17, 2010 press release entitled “Blue Gem Enterprise To Distribute Apple Rush Organic Juices;”

•	the Company’s December 17, 2010 press release entitled “Blue Gem Enterprise to Distribute Zephyrhills Water;”

•	the Company’s December 15, 2010 press release entitled “Blue Gem Enterprise Secures Major Media Partnership With Moves Magazine;”

•	the Company’s December 14, 2010 press release entitled “Title Sports Drink Hits Publix Supermarket Shelves;” and

•	The Company’s December 14, 2010 press release entitled “Blue Gem Expands Distribution To Include Products Bottled by Cadbury Schweppes and Southeast Atlantic.”

Additionally, Fresh Harvest Products, Inc.’s (OTCBB:FRHV) February 4, 2010 press release entitled “Fresh Harvest Products on Shelves in Walgreens”, and the Company’s January 28, 2010 press release entitled “Fresh Harvest Products, Inc. Announces New Distributor; Blue Gem Enterprise” incorrectly referred to the Company being the distributor of Fresh Harvest Products instead of Title Beverage.

Also, several of the press releases above reference Bob Friedopfer as being the Vice President of Sales and/or head of Sales & Expansion of the Company, and include quotes attributed to Mr. Friedopfer in such positions.  Mr. Friedopfer previously served as the Chief Executive Officer of The Electric Beverage Company, Inc. and now serves as its Commercial Vice President.  He also provides consulting services to the Company, but has not previously served as the Vice President of Sales and/or head of Sales & Expansion of the Company.

Additionally, the information described at the end of each of the Prior Releases describing information “About Blue Gem”, should have read “About Title Beverage Distribution, Inc.,” and referenced Title Beverage Distribution, Inc. and the operations of Title Beverage Distribution, Inc. throughout such paragraph, which paragraphs in fact described the operations of Title Beverage Distribution, Inc. and not the Company prior to the consummation of the Share Exchange Agreement on September 14, 2010.

Finally, the Company is aware that Grass Roots Research and Distribution, Inc. has previously posted a report regarding the Company on its website, as referenced in the Company’s December 16, 2010 press release entitled “Blue Gem Enterprise: Grass Roots Research, Inc. Initiates Buy Recommendation Coverage.”  The report was not paid for by the Company or endorsed by the Company, and similar to the Prior Releases above, confuses the past and current relationships between Title Beverage Distribution, Inc. and the Company  Furthermore, the report contains certain valuations, projections and other financial information which the Company did not approve or authorize.  The Company suggests that potential investors review the Company’s most recent periodic and current report filings with the Commission, and not rely on third-party reports or presentations, not endorsed by or paid for by the Company before making any investment in the Company.  The Company suggests that readers disregard such press release and the recommendations of Grass Roots Research and Distribution, Inc. in their entirety.

Again, the Company wishes to emphasize its belief that any ambiguity that existed about the identity of the party in interest in the Prior Releases has now been resolved by the consummation of the Share Exchange.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Gem Enterprise, Inc.

By:	/s/ Allan Sepe
Allan Sepe President

September 24, 2010